Ivy Funds

Supplement dated October 1, 2020 to the

Ivy Funds Statement of Additional Information

dated October 31, 2019

as supplemented April 10, 2020, June 19, 2020 and August 24, 2020

Effective October 1, 2020, the Statement of Additional Information is revised as follows:

∎

The paragraph and accompanying schedule after the chart on page 71 in the section “Investment Advisory and Other Services — Sales Charges for Class A Shares” are deleted and replaced with the following:

IDI may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $500,000 to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Supplement	Statement of Additional Information	1